UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2009

LIBERTY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Missouri	0-51992	20-4447023
(State or other Jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
16 West Franklin Street, Liberty, Missouri
(Address of principal executive offices)

(816) 781-4822
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 21, 2009, Liberty Bancorp, Inc. (the “Company”) issued a press release announcing that it will not participate in the U.S. Treasury Department’s Troubled Asset Relief Program Capital Purchase Program (TARP).   A copy of the Company’s press release, dated January 21, 2009, is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Number	Description

	99.1	Press Release Dated January 21, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 21, 2009	By:	/s/ Brent M. Giles
Brent M. Giles
President and Chief Executive Officer